UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2004

__________________________________________

Lakeland Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15535 (Commission File Number)	13-3115216 (IRS Employer Identification No.)

711 Koehler Avenue, Suite 2, Ronkonkoma, New York 11779-7410 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (631) 981-9700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director and Appointment of Principal Officer.

On November30, 2004 Lakeland Industries, Inc. (“Lakeland”) issued a press release regarding the retirement of Walter James Raleigh, age 78, for medical and personal reasons from the Board of Directors and the hiring of Gary Pokrassa as CFO of the Company, both effective November 29, 2004.

The information in this report shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date November 30, 2004	LAKELAND INDUSTRIES, INC. /s/ Christopher J. Ryan Christopher J. Ryan President & CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Lakeland's Press Release regarding the retirement of Walter James Raleigh from the Lakeland Board of Directors and the hiring of Gary Pokrassa as the CFO of Lakeland.